SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        05/25/01


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2001-J2 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On May 25, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         05/25/01
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        05/25/01


GMACM Mortgage Pass-Through Certificates
  Series 2001-J2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           May 25, 2001

DISTRIBUTION SUMMARY

                                     Beg
           Original    Current Principal      Principal
  Class Face Value                Amount          Amount
A-1         25000000             25000000          140484
A-2        131378000            131378000          738262
A-3         25000000             25000000          140484
A-4         12468000             12468000               0
A-5         22500000             22500000               0
PO             96527                96527              85
IO         220919957            220919957              NA
M-1          3598900              3598900            2687
M-2          1799000              1799000            1343
M-3          1124400              1124400             839
B-1           787100               787100             588
B-2           562200               562200             420
B-3           562192               562192             420
R                100                  100             100
TOTAL:     224876419            224876419         1025711
            Current
        Pass-Through            Interest
Class          Rate      Distributed (1)
A-1         6.50000%               135417
A-2         6.75000%               739001
A-3         7.00000%               145833
A-4         6.75000%                70133
A-5         6.75000%               126563
PO                NA                    0
IO          0.61315%               112881
M-1         6.75000%                20244
M-2         6.75000%                10119
M-3         6.75000%                 6325
B-1         6.75000%                 4427
B-2         6.75000%                 3162
B-3         6.75000%                 3162
R           6.75000%                    1
TOTAL:                            1377267



                            Certificate          Ending
        Realized Los            Interest    Current Prin
          Principal           Shortfall          Amount
Class
A-1                0                    0        24859516
A-2                0                    0       130639738
A-3                0                    0        24859516
A-4                0                    0        12468000
A-5                0                    0        22500000
PO                 0                   NA           96442
IO                NA                    0       219897678
M-1                0                    0         3596213
M-2                0                    0         1797657
M-3                0                    0         1123561
B-1                0                    0          786512
B-2                0                    0          561780
B-3                0                    0          561772
R                  0                    0               0
TOTAL:             0                    0       223850708

AMOUNTS PER $1,000 UNIT
                                                               Ending
                                    Prin             Int    Curr Prin
Class   Cusip               Distribution    Distribution       Amount
A-1     36185NJL5              5.61936941      5.41666680 994.38063059
A-2     36185NJM3              5.61936949      5.62500000 994.38063051
A-3     36185NJN1              5.61936941      5.83333320 994.38063059
A-4     36185NJP6              0.00000000      5.625000001000.00000000
A-5     36185NJQ4              0.00000000      5.625000001000.00000000
PO      36185NJR2              0.87933891      0.00000000 999.12066109
IO      36185NJS0              0.00000000      0.51095664 995.37262585
M-1     36185NJU5              0.74649358      5.62499931 999.25350642
M-2     36185NJV3              0.74649636      5.62500278 999.25350364
M-3     36185NJW1              0.74649636      5.62500000 999.25350364
B-1     36185NJX9              0.74649636      5.62500318 999.25350364
B-2     36185NJY7              0.74649636      5.62500889 999.25350364
B-3     36185NJZ4              0.74649636      5.62500330 999.25350364
R       NA                   100.00000000      0.59000000   0.00000000

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2001-J2


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA